SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2000

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            000-28217                                     59-3218138
     (Commission File Number)                  (IRS Employer Identification No.)


              100 Rialto Place, Suite 300, Melbourne, Florida 32901
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)


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                              ITEM 5. OTHER EVENTS

On October 23, 2000, AirNet Communications Corporation reported (i) financial results for its third quarter and the nine-month period ended September 30, 2000, (ii) several major new global opportunities in Africa and China and (iii) the filing of a lawsuit against Lucent Technologies Inc.

A press release dated October 23, 2000 announcing these matters is attached hereto as Exhibit 99.1.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits:


Exhibit
Number       Exhibit Title


 99.1        Press Release dated October 23, 2000.


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AirNet Communications Corporation


                                        By: /s/ R. Lee Hamilton, Jr.
                                           -------------------------------------
                                           R. Lee Hamilton, Jr.
                                           President and Chief Executive Officer

Date:  October 27, 2000


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                                  EXHIBIT INDEX


Exhibit
Number           Exhibit Title


 99.1            Press Release dated October 23, 2000